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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-120692), the Registration Statement (Form S-3 No. 33-94782), the Registration Statement (Form S-3 No. 333-22211), the Registration Statement (Form S-3 No. 333-43267), the Registration Statement (Form S-3 No. 333-39282), the Registration Statement (Form S-3 No. 333-65592), and the Registration Statement (Form S-3 No. 333-125571) of Liberty Property Trust and Liberty Property Limited Partnership and the Registration Statement (Form S-3 No. 333-14139), the Registration Statement (Form S-8 No. 333-32244), the Registration Statement (Form S-3 No. 333-53297), the Registration Statement (Form S-3 No. 333-63115), the Registration Statement (Form S-3 No. 333-37218), the Registration Statement (Form S-3 No. 333-45032), the Registration Statement (Form S-8 No. 333-62504), the Registration Statement (Form S-8 No. 333-62506), the Registration Statement (Form S-3 No. 333-63494), the Registration Statement (Form S-3 No. 333-63978), the Registration Statement (Form S-3 No. 333-91702), the Registration Statement (Form S-3 No. 333-107482), the Registration Statement (Form S-3 No. 333-108040), the Registration Statement (Form S-3 No. 333-114609), the Registration Statement (Form S-3 No. 333-118994), the Registration Statement (Form S-3 No. 333-130948), the Registration Statement (Form S-3 No. 333-125572), and the Registration Statement (Form S-3 No. 333-122365) of Liberty Property Trust and in the related Prospectuses and the Registration Statement (Form S-8 No. 333-118995) pertaining to the Liberty Property Trust Amended and Restated Share Incentive Plan of our reports dated March 10, 2006, with respect to the consolidated financial statements and schedule of Liberty Property Trust, Liberty Property Trust management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Liberty Property Trust, included in this Annual Report (Form 10-K) for the year ended December 31, 2005.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 10, 2006